COMSAT CORPORATION

                       1995 KEY EMPLOYEE STOCK PLAN











          Adopted by the Board of Directors on January 20, 1995, and approved by the Shareholders on May 19, 1995






     Amendments adopted by the Board of Directors on February 16, 1996


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                            COMSAT CORPORATION
                       1995 KEY EMPLOYEE STOCK PLAN

     1. Purpose. The purpose of this plan ("Plan") is to promote the interests of COMSAT Corporation ("Corporation") by affording its key employees an incentive, by means of an opportunity to acquire the Corporation's common stock without par value ("Common Stock"), to remain in the employ of the Corporation and to exert their maximum efforts in its behalf.

     2. Administration. The Plan shall be administered by the Committee on Compensation and Management Development ("Committee") of the Board of
Directors of the Corporation ("Board"). In addition to its duties with respect to the Plan stated elsewhere in the Plan, the Committee shall have full authority, consistently with the Plan, to interpret the Plan, to promulgate such rules and regulations with respect to the Plan as it deems desirable and to make all other determinations necessary or desirable for
the   administration  of  the  Plan.  All  decisions,   determinations  and
interpretations of the Committee shall be binding upon all persons.

     3. Shares Subject to the Plan. The aggregate number of shares of Common Stock which may be covered by stock options ("Options"), stock appreciation rights ("SARs"), restricted stock units ("Restricted Stock Units") and restricted stock awards ("Restricted Stock Awards") granted pursuant to the Plan is 5,000,000 shares, subject to adjustment under
Section  11.  No

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more than 1,665,000 of the shares may be covered by Restricted  Stock Units and Restricted Stock Awards. Shares which may be delivered on exercise or settlement of Options, SARs, Restricted Stock Units or Restricted Stock Awards may be previously issued shares reacquired by the Corporation or authorized but unissued shares. Shares covered by Restricted Stock Units and Restricted Stock Awards that are forfeited and shares covered by Options that expire unexercised (without having been surrendered upon the exercise of SARs, whether settled in cash or Common Stock) shall again be available for grant under the Plan. Shares tendered in payment of the purchase price of shares purchased pursuant to the exercise of Options also shall be available for grant under the Plan. Any SAR or Restricted Stock Unit, or any portion thereof, which is payable in cash shall not be counted against the various share limits on grants set forth in this Section 3.

     4. Eligibility. The Committee shall from time to time in its discretion select the employees to whom Options, SARs, Restricted Stock Units and Restricted Stock Awards shall be granted ("Participants") from among the key employees of the Corporation and its subsidiary corporations
("Subsidiaries").

     5.   Options.
          (a) The Committee shall in its discretion determine the time or times when Options shall be granted and the number of shares of Common Stock to be subject to each Option. In the case of incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), the

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

aggregate fair market value (determined as of the date the Options are granted) of the stock with respect to which such Options are exercisable for the first time by any Participant during any calendar year (under all stock option plans of the Corporation and its Subsidiaries) shall not exceed $100,000, or such other amount as may be provided by Section 422 of the Code. Options may be granted under the Plan on such terms and conditions as the Committee considers appropriate, which may differ from those provided in the Plan, where such Options are granted in substitution for stock options held by employees of other companies who concurrently become employees of the Corporation or a Subsidiary as the result of a merger or consolidation of the employing company with, or the acquisition of the property or stock of the employing company by, the Corporation or a Subsidiary.

          (b) Each Option shall be for such term as the Committee shall determine, but not more than 10 years from the date it is granted, except that the term of an Option other than an incentive stock option may extend up to 11 years from the date the Option is granted if the Participant dies within the 10th year following the date of grant.

          (c) The purchase price for each share of Common Stock subject to an Option shall be no less than the fair market value of the Common Stock on the date the Option is granted. For this purpose as well as other purposes under the Plan, fair market value shall be deemed to be the average of the highest and lowest

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selling   prices  of  Common  Stock  as  reported   under  New  York  Stock
Exchange-Composite Transactions on the date on which the Option was granted or, if there were no sales of Common Stock on that date, then on the next preceding date on which there were sales.

          (d) Exercise of an Option shall be by written notice in the form and manner determined by the Committee. Except as otherwise determined by the Committee, no Option may be exercised to any extent before six months from the date of grant. The Committee in its discretion may (1) determine installment exercise terms for an Option under which it may be exercised in a series of cumulative installments, (2) prescribe rules limiting the frequency of exercise of Options or the minimum number of shares that may be exercised at any one time, (3) determine the form of consideration (including cash, shares of Common Stock or any combination thereof) which may be accepted in payment of the purchase price of shares purchased pursuant to the exercise of an Option, and (4) prescribe such other rules or conditions as it considers appropriate regarding the exercise of Options granted under the Plan.

          (e) In the case of incentive stock options, the instruments evidencing such Options shall provide that if, within two years from the date of grant of the Option or within one year after the transfer of shares of Common Stock to the Participant on exercise of the Option, the Participant makes a disposition (as defined in Section 424(c) of the Code) of any shares of such Common Stock, the Participant shall notify the Corporation of

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such  disposition in the manner and within the time as the Committee in its discretion shall determine. The Committee may direct that a legend restricting transfer in the absence of appropriate notification be affixed to any stock certificates representing Common Stock transferred under the Plan.

          (f) Each Option shall be evidenced by a written instrument which shall state such terms and conditions which are not inconsistent with the provisions of the Plan as the Committee in its sole discretion shall determine and approve, including terms and conditions regarding the exercise of Options upon termination of employment.

     6. Stock Appreciation Rights. The Committee may from time to time grant SARs, which may be freestanding SARs or SARs related to Options or portions of Options granted to Participants under the Plan. Each SAR shall be evidenced by a written instrument and shall be subject to such terms and conditions as the Committee may determine, including terms and conditions regarding the exercise price for each share of Common Stock subject to such SAR, provided that in the case of an SAR related to an Option or portion thereof, such terms and conditions may not be less restrictive than the terms and conditions of the related Option. The Participant may exercise an SAR or portion thereof, and thereupon shall be entitled to receive payment of an amount equal to the aggregate appreciation in value of the shares covered by the SAR or portion thereof exercised, as measured by the difference between the exercise price of such shares and

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

their fair market value on the date of exercise. Such payment may be made in cash, in shares of Common Stock valued at fair market value as of the date of exercise, or in any combination thereof, as the Committee in its discretion shall determine. Upon the exercise of an SAR related to an Option or portion thereof, the Participant shall surrender the right to exercise the related Option or portion thereof.

     7.   Restricted Stock Units.

          (a) The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Restricted Stock Units under the Plan. Each grant of Restricted Stock Units shall be evidenced by a written instrument which shall state the number of Restricted Stock Units covered by the grant and the terms and conditions which the Committee shall have determined with respect to such grant. Each Restricted Stock Unit shall be equivalent in value to a share of Common Stock.

          (b) Vesting of each grant of Restricted Stock Units shall require the Participant to remain in the employment of the Corporation or a Subsidiary for a prescribed period ("Restriction Period"). The Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each grant of Restricted Stock Units, provided that in no case shall the Restriction Period be less than one year. Except as otherwise determined by the Committee, all Restricted Stock Units granted to a Participant under the Plan shall
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

terminate upon termination of the Participant's employment with the Corporation or any of its Subsidiaries before the end of the Restriction Period or Periods applicable to such Restricted Stock Units, and in such event the Participant shall not be entitled to receive any payment with respect to those Restricted Stock Units, except as provided in paragraph
(d).

          (c) Upon expiration of the Restriction Period or Periods applicable to each grant of Restricted Stock Units, the Participant shall, without payment on his part, be entitled to receive payment in an amount equal to the aggregate fair market value of the shares of Common Stock covered by such grant on the date of expiration. Such payment may be made in cash, in shares of Common Stock equal to the number of Restricted Stock Units with respect to which such payment is made, or in any combination thereof, as the Committee in its discretion shall determine.

          (d) A Participant whose Restricted Stock Units have not previously terminated shall be entitled to receive payment in an amount equal to each cash dividend the Corporation would have paid to such Participant during the term of those Restricted Stock Units as if the Participant had been the owner of record of the shares of Common Stock covered by such Restricted Stock Units on the record date for the payment of such dividend. Payment of each such dividend equivalent shall be made on the payment date of the cash dividend with respect to which it is made, or as soon as practicable thereafter.
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     8.   Restricted Stock Awards.
          -----------------------

          (a) The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may determine, grant Restricted Stock Awards under the Plan. Each Restricted Stock Award shall be evidenced by a written instrument which shall state the number of shares of Common Stock covered by the award and the terms and conditions which the Committee shall have determined with respect to such award. Upon the grant of each Restricted Stock Award, a certificate representing the shares of Common Stock covered by the award shall be registered in the name of the Participant and shall be delivered to the Participant without payment on his part. The Participant shall generally have the rights and privileges of a shareholder of the Corporation with respect to such shares, including the right to vote and to receive dividends, subject to the restrictions specified in paragraphs (b) and (c).

          (b) The Committee shall determine a period of time ("Limitation Period") which shall apply to the shares of Common Stock transferred to a Participant with respect to each Restricted Stock Award, provided that in no event shall the Limitation Period be less than one year. Except as otherwise determined by the Committee, during the Limitation Period applicable with respect to each Restricted Stock Award, the Participant may not sell, transfer, assign, pledge or otherwise encumber or dispose of the shares of Common Stock covered by such

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

Restricted Stock Award. The Committee in its discretion may prescribe conditions for the incremental lapse of the preceding restrictions during the Limitation Period, and for the lapse or termination of such restrictions upon the occurrence of certain events before the expiration of the Limitation Period. The Committee in its discretion also may shorten or terminate the Limitation Period or waive any conditions for the lapse or termination of the restrictions with respect to all or any portion of the shares of Common Stock covered by the Restricted Stock Award. The certificate representing the shares of Common Stock distributed with respect to each Restricted Stock Award made under the Plan shall be affixed with a legend setting forth the restrictions applicable to the transfer of such shares. The restrictions applicable to a Restricted Stock Award shall lapse and a certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered to the Participant free of all such restrictions upon the earliest of the following: (1) the expiration of the Limitation Period applicable to the Restricted Stock Award, (2) the occurrence of an event prescribed by the Committee which results in the lapse of the restrictions, or (3) such other time as the Committee may determine.

          (c) The shares of Common Stock covered by a Restricted Stock Award shall be forfeited by the Participant upon termination of the Participant's employment with the Corporation or any of its subsidiaries before the occurrence of any of the

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events  described in the last  sentence of paragraph  (b). The  Participant shall thereupon immediately transfer the shares back to the Corporation without payment by the Corporation.

     9.   Performance-Based Awards.
          ------------------------

          (a) Notwithstanding the provisions of Sections 7 and 8, the Committee in its discretion may determine that Restricted Stock Units or Restricted Stock Awards shall be subject to performance goals in addition to the provisions of Sections 7 and 8. The terms and conditions of such performance goals shall be determined by the Committee pursuant to the provisions of this Section 9 and shall be stated in the written instrument evidencing the Restricted Stock Unit or Restricted Stock Award grant. No more than 50,000 shares of Common Stock may be covered by performance-based Restricted Stock Units or Restricted Stock Awards granted to any Participant in any given year.

          (b) The Committee shall determine a period of time ("Performance Period") which shall apply to the shares of Common Stock covered by each grant of performance-based Restricted Stock Units or Restricted Stock Awards, provided that in no event shall the Performance Period be less than one year. The Committee shall determine the performance measures and specific targets applicable thereto which shall apply during the Performance Period. The performance measures shall include one or more of the following: improvements in revenues, earnings per share, profit before taxes, price/equity ratio, net income or operating income; return on shareholder equity; return on net assets;

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or stock price performance.  If the Committee shall establish more than one
performance   measure,   the  Committee  shall  determine  the  appropriate
weighting for each performance measure. The Committee also shall determine whether the target established for each applicable performance measure is subject to full or partial satisfaction.

          (c) In the case of a Restricted Stock Unit grant subject to the provisions of this Section 9, the Committee may determine that the dividend equivalents otherwise payable to a Participant during the Performance Period shall instead be accrued and paid to the Participant at the end of the Performance Period to the extent that the applicable performance measures have been achieved.

          (d) At the end of the Performance Period applicable to each grant of Restricted Stock Units or Restricted Stock Awards subject to the provisions of this Section 9, the Committee shall certify whether the applicable performance measures have been achieved. The shares of Common Stock covered by the Restricted Stock Units or Restricted Stock Awards shall be forfeited by the Participant to the extent that the applicable performance measures have not been achieved. In the case of a Restricted Stock Award, the Participant shall thereupon immediately transfer the forfeited shares back to the Corporation without payment by the Corporation.

          (e) Except as otherwise provided in this Section 9, each Restricted Stock Unit or Restricted Stock Award grant

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subject  to the  provisions  of this  Section  9 shall be  governed  by the provisions of Section 7 or 8, whichever is applicable. The Committee shall administer this Section 9 and the other provisions of the Plan in such a manner as to comply with the requirements of Section 162(m) of the Code.

     10.  Change in Control.
          -----------------

          (a) Notwithstanding any other provision of this Plan, Options, SARs, Restricted Stock Units and Restricted Stock Awards granted under the Plan shall immediately become exercisable or vested, as applicable, upon the occurrence of a "Change in Control" of the Corporation as defined in paragraph (b).

          (b) For purposes of this Plan, a "Change in Control" of the Corporation shall be deemed to have occurred upon the happening of any one of the following events:

               (i) the acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Corporation; provided, however, that the following acquisitions shall not constitute a Change in Control for purposes of this definition: (A) any acquisitions of voting securities of the Corporation by the Corporation, or (B) any acquisitions

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          of voting  securities of the Corporation by any employee  benefit or stock ownership plan or related trust sponsored or maintained by the Corporation for the benefit of its employees;

               (ii) any change in the composition of the Board such that the individuals who, as of May 17, 1996, constitute those members of the Board who have been elected by the shareholders of the Corporation in accordance with the provisions of Section 303(a) of the Communications Satellite Act of 1962, as amended (the "Incumbent Directors"), cease for any reason to constitute a majority of the Board at any time; provided, however, that any individual becoming a director subsequent to such date whose election, or nomination for election, was approved by a vote of at least three-fourths (3/4) of the then Incumbent Directors shall be considered as though such individual were an Incumbent Director;

               (iii) approval by the shareholders of the Corporation of a merger, share exchange, swap, consolidation, recapitalization or other business combination involving any other corporation or entity (a "Transaction"), the effect of which would result in the combined voting securities of the Corporation immediately prior to the effectiveness of such Transaction continuing to represent less than sixty

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          percent  (60%)  of  the  combined  voting  power  of  the  voting securities of the Corporation, or of any surviving entity of, or parent entity following, the Transaction, immediately after the effectiveness of the Transaction;

               (iv) approval by the  shareholders of the Corporation of (A)
          a complete liquidation or dissolution of the Corporation, or (B) the sale or disposition by the Corporation of all or substantially all of its assets other than to a corporation or entity with respect to which following such sale or other disposition more than eighty percent (80%) of the then combined voting power of the voting securities of such corporation or entity is, immediately following such sale or disposition, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) by all or substantially all of the individuals and entities who were the beneficial owners of the voting securities of the Corporation upon or immediately before such approval; or

               (v) any event that would be required to be reported in response to Item 6(e) or any successor thereto of Schedule 14A of Regulation 14A promulgated under the Exchange Act;

provided, however, that none of the events described in clauses (i) through
(v) shall be deemed to  constitute  a Change in  Control  if,  prior to the

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occurrence  of such  event,  the  Board  adopts a  resolution  specifically providing that the event shall not be deemed to constitute a Change in Control for purposes of the Plan.

     11. Adjustment Upon Changes in Capitalization. If there is a change in the number or kind of outstanding shares of the Corporation's stock by reason of a stock dividend, stock split, recapitalization, merger, consolidation, combination or other similar event, or if there is a distribution to shareholders of the Corporation's Common Stock other than a cash dividend, appropriate adjustments shall be made by the Committee to the number and kind of shares subject to the Plan; the number and kind of shares under Options, SARs, Restricted Stock Units and Restricted Stock Awards then outstanding; the maximum number of shares available for Options, SARs, Restricted Stock Units and Restricted Stock Awards; the purchase price for shares of Common Stock covered by Options; and other relevant provisions, to the extent that the Committee, in its sole discretion, determines that such change makes such adjustments necessary or equitable. Similar adjustments may also be made by the Committee in its discretion if substitute Options are granted pursuant to Section 5(a).

     12. Nontransferability. Options, SARs, Restricted Stock Units and Restricted Stock Awards shall be assignable and transferable by the Participant only to the extent permitted by applicable rules promulgated by the Securities and Exchange

Commission or, in the case of incentive stock options, by Section 422 of the Code. During the Participant's lifetime, Options, SARs, Restricted Stock Units and Restricted Stock Awards shall only be exercisable by or payable to the Participant or his or her guardian.

     13.  Laws and Regulations. The Plan, the grant and exercise of Options,
SARs,   Restricted  Stock  Units  and  Restricted  Stock  Awards,  and  the
obligation of the Corporation to sell or deliver shares of Common Stock under the Plan shall be subject to all applicable laws, regulations and rules.

     14. No Employment Rights. Nothing in the Plan shall confer upon any employee of the Corporation or a Subsidiary any right to continued employment, or interfere with the right of the Corporation or a Subsidiary to terminate his or her employment at any time.

     15. Tax Withholding. Any payment to or settlement with a Participant in cash or Common Stock pursuant to any provision of the Plan shall be subject to withholding of income tax, FICA tax or other taxes to the extent the Corporation or a Subsidiary is required to make such withholding.

     16.  Termination;  Amendments.
          ------------------------

          (a) The Board may at any time terminate the Plan. Unless the Plan shall previously have been terminated by the Board, it shall terminate on May 19, 2000. No Option, SAR, Restricted Stock Unit or Restricted Stock Award may be granted after such termination.

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

          (b) The Board may at any time or times amend the Plan or amend any outstanding Options, SARs, Restricted Stock Units or Restricted Stock Awards for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which at the time may be permitted by law, provided that no amendment of any outstanding Options, SARs, Restricted Stock Units or Restricted Stock Awards shall contain terms or conditions inconsistent with the provisions of the Plan as determined by the Committee.

          (c) Except as provided in Section 11, no such amendment shall, without the approval of the shareholders of the Corporation: (i) increase the maximum number of shares of Common Stock for which Options, SARs, Restricted Stock Units or Restricted Stock Awards may be granted under the Plan; (ii) except to the extent required or permitted under Section 5(a) in the case of substitute Options, reduce the price at which Options may be granted below the price provided for in Section 5(c); (iii) reduce the Option price of outstanding Options; (iv) extend the period during which Options, SARs, Restricted Stock Units or Restricted Stock Awards may be granted; (v) except to the extent permitted or required under Section 5(a) in the case of substitute Options, extend the period during which an outstanding Option may be exercised beyond the maximum period provided for in Section 5(b); (vi) materially increase in any other way the benefits accruing to Participants; or (vii) change the class of persons eligible to be Participants.

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     17.  Effective Date. The Plan shall become  effective upon approval by the Board; provided, however, that the Plan shall be submitted to the shareholders of the Corporation for approval, and if not approved by the shareholders within one year from the date of approval by the Board shall be of no force and effect. Options, SARs, Restricted Stock Units and Restricted Stock Awards granted by the Committee before approval of the Plan by the shareholders shall be granted subject to such approval and shall not be exercisable or payable before such approval.

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